Effective May 1, 2011, William J. Adams, Investment Officer of MFS, replaces John F. Addeo, Investment Officer of MFS, in the sub-section entitled “Portfolio Manager(s)” beneath the main heading "Summary of Key Information".

Effective May 1, 2011, the following information for William J. Adams replaces that of John F. Addeo in the sub-section entitled “Portfolio Manager(s)” beneath the main heading "Management of the Fund".

Portfolio Manager	Primary Role	Five Year History
William J. Adams	High Yield Debt Securities Portfolio Manager	Employed in the investment area of MFS since 2009; Credit Analyst at MFS from 1997 to 2005